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Exhibit 99.1

CERTIFICATION PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

        We hereby certify that the accompanying Report of Quanex Corporation Hourly Bargaining Unit Employees Savings Plan (the "Plan") on Form 11-K for the year ended December 31, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Report fairly presents, in all material respects, the financial condition and results of operations of the Plan.

June 28, 2004

/s/ RAYMOND A. JEAN Raymond A. Jean Chairman of the Board, President and Chief Executive Officer	/s/ TERRY M. MURPHY Terry M. Murphy Vice President—Finance and Chief Financial Officer

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  Exhibit 99.1
CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002